UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2008

Date of reporting period:	9/30/2007

Item 1	–	Reports to Stockholders

The High Yield Plus Fund, Inc.

SEMI-ANNUAL REPORT

September 30, 2007

Directors

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Robert E. La Blanc

Douglas H. McCorkindale

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100    NYSE Ticker HYP

HYPS

Letter To Shareholders	September 30, 2007

Dear Shareholder:

Market Update

US high yield posted weaker returns for the 6 month period, trailing duration-equivalent Treasuries by 3.12%. The Lehman Brothers 2% Issuer Capped High Yield Index returned 0.55% for the trailing 6-month period compared to 2.31% for the Lehman Aggregate and 1.32% for the Lehman Corporate Index. For the period, triple-C’s underperformed their single-B and BB counterparts, returning -0.83%, while single-B’s returned 1.13%, and double-B’s returned 0.74% as measured by the Lehman Brothers High Yield Index.

Default rates continued to be at or near historic lows. September’s default rate of 1.2% remains below the historical ten year average of 4.7%. Moody’s forecasts call for the default rate to more than double to 3.5% by September 2008. Broad-based credit concern was reflected through spread widening across global credit as fixed income markets were dominated by reports of hedge funds, mortgage originators, and financial intermediaries realizing losses related to their subprime mortgage exposure. This led to a shift in market sentiment regarding risk across financial markets, spurring a flight-to-quality.

Given the recent volatility and our concerns over the consumer, we have reduced the risk profile of the portfolio. We expect to maintain this risk position until we can build a better case for the direction of the underlying economy and the impact on high yield spreads. The Portfolio is somewhat “bulleted” in structure with an overweight to single B rated credits versus BB and CCC quality sectors

Fund Performance

The Fund’s total returns for periods ended September 30, 2007 are shown in the following table. For comparison, we have also provided the returns of the Index, the Lehman Brothers High Yield Index, and the Lipper Closed-End Leveraged High Yield category, an average of 31 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (NAV)	(2.1)%	8.9%	7.1%
Lipper Closed-End Leveraged High Current Yield	(4.1)	3.9	7.4
Lehman Brothers High Yield 2% Issuer Capped Index	0.6	7.6	7.1
Lehman Brothers High Yield Index	0.6	7.6	7.4

*	Annualized

The Fund is leveraged and had $27.0 million in loans outstanding as of September 30, 2007, $1.0 million more than the loan amount as of September 30, 2006. Borrowings fluctuate depending on investment outlook and opportunities. As of September 30, 2007 the Fund’s shares were priced at $3.32. This price reflected a discount of 11.2% to the Fund’s net asset value of $3.74 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of 5.8% as of September 30, 2007.) On September 30, 2007, the Fund’s monthly dividend rate of $0.025 per share equated to an annualized yield of 9.04% relative to the Fund’s stock price.

The Media Cable, Home Construction, and Technology sectors were the top contributing sectors for the past six months. Contributions in the Media Cable and Technology sectors were due mainly to security selection, while Home Construction benefited from an underweight relative to the benchmark. The Retail Stores, Financial Services, and Energy sectors detracted from relative results.

We are overweight the Construction Machinery, Pharmaceutical, and Gaming industries. We are also overweight the Media Cable sector. The Portfolio is underweight the Paper, Utilities, and Chemicals industries.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—137.4%
CORPORATE BONDS—131.1%
Aerospace/Defense—0.4%

Bombardier, Inc., Sr. Unsec’d. Notes, 144A (Canada)	Ba2	8.00%	11/15/14	$225	$235,688
Automobile Manufacturers—0.8%

KAR Holdings, Inc., Gtd. Sub. Notes, 144A	Caa1	10.00	5/1/15	485	454,688
Automotive—7.8%

Ford Motor Credit Co., Notes	B1	7.00	10/1/13	725	655,182
Ford Motor Credit Co., Notes	B1	9.806(c)	4/15/12	880	910,788
Ford Motor Credit Co., Sr. Unsec’d. Notes	B1	6.625	6/16/08	275	272,922
General Motors Acceptance Corp., Bonds	Ba1	8.00	11/1/31	2,085	2,045,556
General Motors Acceptance Corp., Unsub. Notes	Ba1	6.875	8/28/12	110	103,178
General Motors Corp., Sr. Unsub. Notes	Caa1	8.375	7/15/33	795	696,619

					4,684,245
Building Materials—0.2%

Goodman Global Holdings, Gtd. Notes	B3	7.875	12/15/12	145	142,463
Capital Goods—1.0%

Allied Waste North America, Inc., Sec’d. Notes	B1	5.75	2/15/11	605	594,413
Chemicals—1.5%

Equistar Funding Corp., Gtd. Notes	B1	10.125	9/1/08	34	35,105
Equistar Funding Corp., Sr. Notes	B1	10.625	5/1/11	203	212,135
Mosaic Co. (The), Sr. Notes, 144A	B1	7.375	12/1/14	165	173,250
Mosaic Co. (The), Sr. Notes, 144A	B1	7.625	12/1/16	140	149,275
Mosaic Global Holdings, Inc., Notes	B2	7.30	1/15/28	100	95,000
Terra Capital, Inc., Gtd. Notes	B1	7.00	2/1/17	220	214,500

					879,265
Construction Machinery—6.5%

Ahern Rentals, Inc., Sec’d. Notes	B3	9.25	8/15/13	625	601,562
Ashtead Capital, Inc., Sec’d. Notes, 144A	B1	9.00	8/15/16	355	350,119
Ashtead Holdings PLC, Sec’d. Notes, 144A (United Kingdom)	B1	8.625	8/1/15	75	72,938
Case New Holland, Inc., Gtd. Notes	Ba3	7.125	3/1/14	280	287,000
Neff Corp., Gtd. Notes	Caa2	10.00	6/1/15	380	269,800
Rental Service Corp.	Caa1	9.50	12/1/14	1,270	1,212,850

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Construction Machinery (continued)
Sunstate Equipment Co., Bonds, 144A	B3	10.50%	4/1/13	$415	$400,475
United Rentals North America, Inc., Gtd. Notes	B1	6.50	2/15/12	465	470,812
United Rentals North America, Inc., Sr. Sub. Notes	B3	7.00	2/15/14	270	275,400

					3,940,956
Consumer Cyclical-Services—0.9%

Corrections Corp. of America, Gtd. Notes	Ba2	6.25	3/15/13	95	93,575
Service Corp. International, Sr. Unsec’d. Notes	B1	7.375	10/1/14	140	143,850
Service Corp. International, Sr. Unsec’d. Notes	B1	7.625	10/1/18	280	290,500

					527,925
Diversified Manufacturing—1.2%

Blaze Finance Corp., Sec’d. Notes, 144A	B(d)	10.875	7/15/12	40	40,000
Esco Corp., Gtd. Notes, 144A	B2	8.625	12/15/13	665	655,025

					695,025
Energy—6.2%

Chesapeake Energy Corp., Gtd. Notes	Ba2	6.875	1/15/16	175	175,000
Chesapeake Energy Corp., Gtd. Notes	Ba2	7.75	1/15/15	265	272,619
Delta Petroleum Corp., Gtd. Notes	Caa2	7.00	4/1/15	1,175	998,750
Dune Energy, Inc., Gtd. Notes, 144A	Caa2	10.50	6/1/12	460	439,300
Dynergy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375	5/1/16	205	206,025
Exco Resources, Inc., Sec’d. Notes	Caa1	7.25	1/15/11	230	228,850
OPTI Canada, Inc., Gtd. Notes, 144A (Canada)	B1	8.25	12/15/14	245	246,837
OPTI Canada, Inc., Sec’d. Notes, 144A (Canada)	B1	7.875	12/15/14	350	350,000
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda)	B1	6.75	5/1/14	125	120,000
Range Resources Corp., Gtd. Notes	Ba3	6.375	3/15/15	80	78,000
Western Oil Sands, Inc., Sec’d. Notes (Canada)	Ba2	8.375	5/1/12	200	220,750
Whiting Petroleum Corp., Gtd. Notes	B1	7.25	5/1/13	220	214,500
Whiting Petroleum Corp., Sr. Sub. Notes	B1	7.25	5/1/12	180	176,850

					3,727,481
Entertainment & Leisure—2.2%

AMC Entertainment, Inc., Gtd. Notes	Ba3	8.625	8/15/12	220	226,050
AMC Entertainment, Inc., Gtd. Notes	B2	11.00	2/1/16	400	426,000
AMC Entertainment, Inc., Sr. Sub. Notes	B2	8.00	3/1/14	240	228,600
AMC Entertainment, Inc., Zero Coupon (until 08/15/09), Sr. Disc. Notes	B3	12.00(a)	8/15/14	545	460,525

					1,341,175

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Environmental—0.4%

Allied Waste North America, Inc., Sec’d. Notes, Series B	B1	6.50%	11/15/10	$240	$241,800
Financial Institutions—5.9%

Banco Macro SA, Jr. Sub. Notes	B2	9.75(c)	12/18/36	655	561,663
Bonten Media Acquisition, Gtd. Notes, PIK, 144A	Caa1	9.00(c)	6/1/15	455	407,225
Chevy Chase Bank FSB, Sub. Notes	Baa2	6.875	12/1/13	190	184,775
Deluxe Corp., Sr. Unsec’d. Notes	Ba2	7.375	6/1/15	890	878,875
E*Trade Financial Corp., Sr. Unsec’d. Notes	Ba2	7.375	9/15/13	475	444,125
E*Trade Financial Corp., Sr. Unsec’d. Notes	Ba2	8.00	6/15/11	460	457,700
Harland Clarke holdings Corp., Gtd. Notes	Caa1	9.50	5/15/15	230	205,275
Rouse Co. LP, Sr. Notes, 144A	Ba1	6.75	5/1/13	445	436,515

					3,576,153
Food & Beverage—4.5%

Aramark Corp., Gtd. Notes	B3	8.50	2/1/15	420	428,400
Aramark Corp., Gtd. Notes	B3	8.856(c)	2/1/15	460	464,600
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25	9/1/16	635	635,000
Constellation Brands, Inc., Sr. Notes, 144A	Ba3	7.25	5/15/17	310	310,000
JBS SA, Sr. Unsub. Notes, 144A (Brazil)	B1	10.50	8/4/16	410	433,575
Smithfield Foods, Inc., Sr. Notes	Ba3	7.75	5/15/13	430	438,600

					2,710,175
Gaming—9.5%

Buffalo Thunder Development Authority, Sec’d. Notes, 144A	B2	9.375	12/15/14	615	578,100
Caesars Entertainment, Inc., Gtd. Notes	Ba1	8.125	5/15/11	650	663,000
Majestic Star Casino Capital Corp. II, Sr. Unsec’d. Notes	Caa1	9.75	1/15/11	700	588,000
Mandalay Resort Group, Sr. Sub. Notes	B1	9.375	2/15/10	375	392,812
MGM Mirage, Gtd. Notes	Ba2	6.00	10/1/09	205	203,463
MGM Mirage, Gtd. Notes	Ba2	8.50	9/15/10	510	532,950
Mohegan Tribal Gaming Authority, Sr. Unsec’d. Notes	Baa3	6.125	2/15/13	135	128,588
OED Corp./DIAMOND JO LLC, Gtd. Notes	B2	8.75	4/15/12	890	887,775
River Rock Entertainment Authority, Sec’d. Notes	B2	9.75	11/1/11	415	428,487
Seneca Gaming Corp., Sr. Notes	Ba2	7.25	5/1/12	400	403,000
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.50	2/1/14	105	92,400
Virgin River Casino Corp., Gtd. Notes	B2	9.00	1/15/12	850	826,625

					5,725,200
Healthcare—8.0%

Community Health Systems, Inc., Sr. Notes, 144A	B3	8.875	7/15/15	455	467,513
HCA, Inc., Sec’d. Notes, 144A	B2	9.625	11/15/16	845	902,037

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Healthcare (continued)
HCA, Inc., Sr. Notes	Caa1	5.75%	3/15/14	$85	$71,294
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.375	1/15/15	1,715	1,462,037
HCA, Inc., Sr. Unsec’d. Notes	Caa1	7.50	11/6/33	355	285,775
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.125	6/1/13	70	64,050
Tenet Healthcare Corp., Sr. Notes	Caa1	9.875	7/1/14	975	892,125
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	9.25	2/1/15	60	52,950
Universal Hospital Services, Inc., Sec’d. Notes, 144A	B3	8.50	6/1/15	360	356,400
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.75	6/1/10	60	60,750
Ventas Realty LP/Ventas Capital Corp., Sr. Notes	Ba1	6.625	10/15/14	215	214,463

					4,829,394
Home Construction—0.5%

DR Horton, Inc., Gtd. Notes	Ba1	9.75	9/15/10	110	109,328
Standard Pacific Corp., Sr. Unsec’d. Notes	Ba3	6.50	10/1/08	185	164,650

					273,978
Industrial Other—3.0%

ALH Finance LLC/ALH Finance Corp., Gtd. Notes	B3	8.50	1/15/13	675	648,000
Blount, Inc., Sr. Sub. Notes	B2	8.875	8/1/12	420	426,825
RBS Global, Inc. and Rexnord Corp. Gtd. Notes	B3	9.50	8/1/14	680	703,800

					1,778,625
Lodging—0.6%

Host Hotels & Resorts LP, Sec’d. Notes	Ba1	6.875	11/1/14	290	289,275
Host Marriott LP, Gtd. Notes	Ba1	7.125	11/1/13	100	100,750

					390,025
Media-Cable—6.9%

Cablevision Systems Corp., Sr. Unsec’d. Notes	B3	8.00	4/15/12	555	538,350
CCH I Holdings Capital Corp., Sec’d. Notes	Caa2	11.00	10/1/15	850	860,625
CSC Holdings, Inc., Debs.	B2	7.625	7/15/18	340	324,700
CSC Holdings, Inc., Debs.	B2	7.875	2/15/18	585	567,450
CSC Holdings, Inc., Sr. Notes	B2	8.125	7/15/09	720	732,600
FrontierVision LP, Sr. Sub. Notes(e)	NR	Zero	10/15/10	575	44,562
Mediacom Broadband LLC, Sr. Unsec’d. Notes, 144A	B3	8.50	10/15/15	200	200,500
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.50	10/15/15	860	862,150
Shaw Communications, Inc., Sr. Notes (Canada)	Ba1	8.25	4/11/10	30	31,200
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	7.25	4/6/11	15	15,375

					4,177,512

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media-Non Cable—10.8%

CanWest MediaWorks, Inc., Gtd. Notes (Canada)	B3	8.00%	9/15/12	$325	$318,500
DirecTV Holdings LLC, Gtd. Notes	Ba3	6.375	6/15/15	460	436,425
Idearc, Inc., Gtd. Notes	B2	8.00	11/15/16	860	857,850
Intelsat Bermuda Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa1	11.409	6/15/13	260	271,700
Intelsat Corp., Gtd. Notes (Bermuda)	B2	9.00	8/15/14	67	69,010
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa1	7.625	4/15/12	355	303,525
Intelsat Ltd., Sr. Notes Sr. Unsec’d. Notes (Bermuda)	Caa1	6.50	11/1/13	135	102,600
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.25	1/15/13	380	385,700
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.625	1/15/15	770	785,400
Liberty Media LLC, Sr. Notes	Ba2	5.70	5/15/13	140	130,792
Liberty Media LLC, Sr. Unsec’d. Notes	Ba2	8.25	2/1/30	215	210,700
Nexstar Finance Holdings, Zero Coupon (until 04/01/08), Sr. Disc. Notes	Caa1	11.38(a)	4/1/13	150	147,750
Quebecor Media, Inc., Sr. Notes (Canada)	B2	7.75	3/15/16	695	662,856
Quebecor Media, Inc., Notes (Canada), 144A	B2	7.75	3/15/16	195	185,981
R.H. Donnelley Corp., Sr. Disc. Notes	B3	6.875	1/15/13	150	141,750
R.H. Donnelley Corp., Sr. Notes	B3	6.875	1/15/13	850	803,250
R.H. Donnelley Corp., Sr. Notes	B3	8.875	1/15/16	700	713,125

					6,526,914
Medical Supplies & Equipment—0.7%

Advanced Medical Optics, Inc., Gtd. Notes	B1	7.50	5/1/17	460	423,200
Metals—4.9%

Arch Western Finance LLC, Gtd. Notes	B1	6.75	7/1/13	220	215,600
McMoRan Cooper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.25	4/1/15	380	410,400
McMoRan Cooper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.375	4/1/17	1,205	1,316,462
Novelis, Inc., Gtd. Notes (Canada)	B3	7.25	2/15/15	325	313,625
Peabody Energy Corp., Gtd. Notes	Ba1	6.875	3/15/13	485	489,850
Peabody Energy Corp., Gtd. Notes	Ba1	7.375	11/1/16	165	174,075

					2,920,012
Packaging—0.9%

Ball Corp., Gtd. Notes	Ba1	6.625	3/15/18	125	122,813
Owens Brockway Glass Containers, Inc., Gtd. Notes	Ba2	8.875	2/15/09	420	426,300

					549,113

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pharmaceuticals—3.3%

Angiotech Pharmaceutical, Gtd. Notes	B3	7.75%	4/1/14	$426	$389,790
Elan Finance PLC, Gtd. Notes (Ireland)	B3	9.705(c)	12/1/13	360	353,700
Elan Finance PLC, Gtd. Notes (Ireland)	B3	7.75	11/15/11	640	627,200
Elan Finance PLC, Gtd. Notes (Ireland)	B3	8.875	12/1/13	625	614,062

					1,984,752
Printing & Publishing—0.6%

Media News Group, Inc., Sr. Sub. Notes	B2	6.375	4/1/14	515	381,100
Restaurants—0.7%

Real Mex Restaurants, Inc., Gtd. Notes	Ba2	10.00	4/1/10	420	417,900
Retailers—3.2%

AutoNation, Inc., Gtd. Notes	Ba2	7.00	4/15/14	175	167,125
AutoNation, Inc., Gtd. Notes	Ba2	7.36(c)	4/15/13	265	253,075
Lazydays RV Center, Inc., Sr. Notes	B3	11.75	5/15/12	919	831,695
Rite Aid Corp., Gtd. Notes	B3	7.50	1/15/15	120	113,400
Rite Aid Corp., Sec’d. Notes	B3	8.125	5/1/10	555	556,387

					1,921,682
Supermarkets—0.7%

Pathmark Stores, Inc., Gtd. Notes	Caa2	8.75	2/1/12	445	445,000
Technology—8.5%

Coleman Cable, Inc., Gtd. Notes	B2	9.875	10/1/12	425	413,312
Coleman Cable, Inc., Gtd. Notes, 144A	B2	9.875	10/1/12	205	199,363
Freescale Semiconductor, Inc., Sr. Unsec’d. Notes, PIK	B1	9.125	12/15/14	955	883,375
IKON Office Solutions, Inc., Sr. Notes	Ba3	7.75	9/15/15	840	844,200
NXP Funding LLC, Sec’d. Notes	Ba3	7.875	10/15/14	300	288,750
Open Solutions, Inc., Sr. Sub. Notes, 144A	Caa1	9.75	2/1/15	440	423,500
Sanmina-SCI Corp., Gtd. Notes, 144A	Ba3	8.444(c)	6/15/10	655	648,450
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125	8/15/13	825	858,000
Xerox Corp., Gtd. Notes	Baa3	7.625	6/15/13	225	233,787
Xerox Corp., Gtd. Notes	Baa3	9.75	1/15/09	305	320,338

					5,113,075
Tobacco—2.0%

Alliance One International, Inc., Gtd. Notes	B2	11.00	5/15/12	670	711,875
Reynolds American, Inc., Gtd. Notes	Ba1	7.25	6/1/13	220	232,256
Reynolds American, Inc., Gtd. Notes	Ba1	7.30	7/15/15	215	227,808

					1,171,939

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Transportation—5.1%

American Railcar Industries, Inc., Sr. Unsec’d. Notes	B1	7.50%	3/1/14	$315	$313,425
Avis Budget Car Rental, Sr. Notes	Ba3	7.625	5/15/14	310	304,575
Avis Budget Finance, Inc., Gtd. Notes	Ba3	7.75	5/15/16	105	102,900
Avis Budget Finance, Inc., Gtd. Notes	Ba3	8.058	5/15/14	310	302,250
Continental Airlines, Inc. Pass-Thru Certs.	Ba1	9.798	4/1/21	1,220	1,299,152
Hertz Corp., Gtd. Notes	B2	10.50	1/1/16	315	340,200
Hertz Corp., Gtd. Notes	B1	8.875	1/1/14	405	417,150

					3,079,652
Utilities—12.7%

AES Corp. (The), Sec’d. Notes, 144A	Ba3	8.75	5/15/13	84	87,885
AES Corp. (The), Sec’d. Notes, 144A	Ba3	9.00	5/15/15	491	515,550
AES Corp. (The), Sr. Notes	B1	9.375	9/15/10	35	36,925
AES Corp. (The), Unsub. Notes	B1	9.50	6/1/09	20	20,800
Aquila, Inc., Sr. Notes	Ba3	9.95	2/1/11	430	468,381
Aquila, Inc., Sr. Unsec’d. Notes	Ba3	14.875	7/1/12	320	403,200
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.125	5/15/18	955	871,437
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.50	6/15/13	440	451,000
El Paso Corp., Sr. Unsec’d. Notes	Ba3	6.75	5/15/09	250	251,901
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00	5/15/11	330	335,316
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba2	5.70	1/5/16	960	872,585
Mirant North America LLC, Gtd. Notes	B2	7.375	12/31/13	240	243,600
NRG Energy, Inc., Gtd. Notes	B1	7.25	2/1/14	100	100,250
NRG Energy, Inc., Gtd. Notes	B1	7.375	2/1/16	665	666,662
NRG Energy, Inc., Gtd. Notes	B1	7.375	1/15/17	180	180,000
Reliant Energy, Inc., Gtd. Notes	B2	6.75	12/15/14	435	439,350
Reliant Energy, Inc., Sr. Notes	B3	7.875	6/15/17	215	216,344
TXU Corp., Sr. Unsec’d. Notes	Ba1	5.55	11/15/14	235	189,530
TXU Corp., Sr. Unsec’d. Notes	Ba1	6.50	11/15/24	465	372,698
Williams Cos., Inc., Sr. Unsec’d. Notes	Ba2	7.125	9/1/11	765	792,731
Williams Cos., Inc., Sr. Unsec’d. Notes	Ba2	8.125	3/15/12	130	140,075

					7,656,220
Wireless—2.8%

Centennial Communications Corp., Gtd. Notes	B2	10.125	6/15/13	430	455,800
Centennial Communications Corp., Sr. Unsec’d. Notes	B2	8.125	2/1/14	235	239,113
Dobson Cellular Systems, Inc., Sec’d. Notes	Ba2	8.375	11/1/11	230	244,087
Dobson Communications Corp., Sr. Notes	Caa1	9.61	10/15/12	230	234,025
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Baa3	9.625	5/1/11	450	506,915

					1,679,940

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 1)

Wirelines—6.2%

Citizens Communications Co., Notes	Ba2	9.25%		5/15/11	$975	$1,057,875
GCI, Inc., Unsec’d. Notes	B1	7.25		2/15/14	260	240,500
Nordic Telephone Co. Holdings, Sec’d. Notes, 144A (Denmark)	B2	8.875		5/1/16	140	147,700
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.50		10/1/14	1,145	1,190,800
Windstream Corp., Gtd. Notes	Ba3	8.125		8/1/13	250	263,125
Windstream Corp., Gtd. Notes	Ba3	8.625		8/1/16	800	853,000

						3,753,000

Total corporate bonds (cost $79,736,792)						78,949,685
BANK NOTES—2.4%
Entertainment & Leisure—0.3%

AMC Entertainment	B3	10.36(c	)	6/13/12	185	180,609
Oil & Gas Exploration/Production—0.8%

Antero Resources Corp.	NR	9.86		4/12/14	500	486,250
Paper—0.5%

Georgia-Pacific Corp., Term Bond	Ba2	4.24		12/20/12	295	289,050
Tobacco—0.8%

Reynolds American, Inc., Notes	B1	7.86		6/29/14	525	497,437

Total bank notes (cost $1,501,236)						1,453,346
CONVERTIBLE BONDS—2.3%
Healthcare—1.0%

LifePoint Hospitals, Inc., Sr. Sub. Notes	NR	3.50		5/15/14	700	623,000
Pharmaceuticals—1.3%

Encysive Pharmaceuticals, Inc.	NR	2.50		3/15/12	1,134	756,945

Total convertible bonds (cost $1,633,992)						1,379,945

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Shares	Value (Note 1)

COMMON STOCKS—0.8%
Consumer Products—0.1%

WKI Holding Co., Inc.	6,031	$66,341
Media-Cable—0.7%

Time Warner Cable, Inc.	12,121	397,569

Total common stocks (cost $1,882,300)		463,910
PREFERRED STOCKS—0.8%
Automotive—0.8%

Ford Motor Co. Capital Trust II, 6.5%, CVT (cost $403,943)	12,000	453,000
WARRANT	Units
Chemicals

Hercules, Inc. (cost $0)(b)	230	4,651

Total long-term investments (cost $85,158,263)		82,704,537
	Principal Amount (000)
SHORT-TERM INVESTMENT—6.1%
REPURCHASE AGREEMENT—6.1%
JPMorgan Chase Triparty Agreement, 5.10%, dated 9/28/07, due 10/1/07 in the amount of $3,701,573 (cost $3,700,000; collateralized by $3,750,000 Federal National Mortgage Assoc., 6.00% due 9/1/37, value of collateral including accrued interest is $3,778,594)	$3,700	$3,700,000
Total Investments—143.5%

(cost $88,858,263; Note 4)(f)		86,404,537

Liabilities in excess of other assets—(43.5)%		(26,199,764)

Net Assets—100.0%		$60,204,773

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
PIK	Payment In-Kind
NR	Not rated by Moody’s or Standard & Poor’s.
(a)	The rate shown reflects the coupon rate after the step date.
(b)	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	As of September 30, 2007, 1 security representing $44,562 and 0.07% of the total market value was fair valued in accordance with the policies adopted by the Board of Trustees.

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2007 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as September 30, 2007 were as follows:

Utilities	12.7%
Media-Non Cable	10.8
Gaming	9.5
Healthcare	9.0
Automotive	8.6
Technology	8.5
Media-Cable	7.6
Construction Machinery	6.5
Energy	6.2
Wirelines	6.2
Repurchase Agreements	6.1
Financial Institutions	5.9
Transportation	5.1
Metals	4.9
Pharmaceuticals	4.6
Food & Beverage	4.5
Retailers	3.2
Industrial Other	3.0
Wireless	2.8
Tobacco	2.8
Entertainment & Leisure	2.5
Chemicals	1.5
Diversified Manufacturing	1.2
Capital Goods	1.0
Packaging	0.9
Consumer Cyclical-Services	0.9
Automobile Manufacturers	0.8
Oil & Gas Exploration/Production	0.8
Medical Supplies & Equipment	0.7
Supermarkets	0.7
Restaurants	0.7
Lodging	0.6
Printing & Publishing	0.6
Home Construction	0.5
Paper	0.5
Environmental	0.4
Aerospace/Defense	0.4
Building Materials	0.2
Consumer Products	0.1

143.5%
Liabilities in excess of other assets	(43.5)

100.0%

See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Assets

Investments, at value (cost $88,858,263)	$86,404,537
Dividends and interest receivable	1,979,606
Cash	36,831
Prepaid expenses	1,135

Total assets	88,422,109

Liabilities
Loan payable (Note 5)	27,000,000
Payable for investments purchased	407,425
Dividends payable (Note 7)	402,205
Accrued expenses	231,699
Loan interest payable	141,769
Investment advisory fee payable	24,456
Administration fee payable	9,782

Total liabilities	28,217,336

Net Assets	$60,204,773

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	129,953,283

130,114,165
Overdistribution of net investment income	(213,234)
Accumulated net realized loss on investments	(67,242,432)
Net unrealized depreciation on investments	(2,453,726)

Net assets, September 30, 2007	$60,204,773

Net asset value per share ($60,204,773 ÷ 16,088,240 shares)	$3.74

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations (Unaudited)

Six Months Ended September 30, 2007

Income
Interest	$3,533,524
Dividend income	30,469

3,563,993

Expenses
Loan interest expense (Note 5)	828,660
Investment advisory fee	155,919
Administration fee	62,368
Custodian’s fees and expenses	28,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses	14,000
Audit fee	13,000
Registration fees	12,000
Reports to shareholders	12,000
Directors’ fees and expenses	5,000
Miscellaneous	6,372

Total expenses	1,152,319

Net Investment Income	2,411,674

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	244,404
Net change in unrealized appreciation (depreciation) on investments	(3,836,817)

Net loss on investments	(3,592,413)

Net Decrease in Net Assets Resulting from Operations	$(1,180,739)

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets (Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2007	Year Ended March 31, 2007

Operations

Net investment income	$2,411,674	$4,811,364

Net realized gain on investments	244,404	1,955,124

Net change in unrealized appreciation (depreciation) on investments	(3,836,817)	1,764,977

Net increase (decrease) in net assets resulting from operations	(1,180,739)	8,531,465

Dividends from net investment income (Note 1)	(2,413,236)	(4,906,913)

Total increase (decrease)	(3,593,975)	3,624,552

Net Assets

Beginning of period	63,798,748	60,174,196

End of period	$60,204,773	$63,798,748

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows (Unaudited)

Increase (Decrease) in Cash	Six Months Ended September 30, 2007

Cash flows from operating activities:
Interest and dividends received	$3,659,529
Operating expenses paid	(325,139)
Loan Interest and commitment fees paid	(695,805)
Purchases of long-term portfolio investments	(18,435,049)
Net proceeds from purchase of short-term portfolio investments	(2,300,000)
Proceeds from sale of long-term portfolio investments	20,483,032
Increase in other assets	(517)

Net cash provided by operating activities	2,386,051

Cash flows from financing activities:
Cash dividends paid	(2,413,237)

Net cash used in financing activities	(2,413,237)

Net decrease in cash	(27,186)
Cash at beginning of period	64,017

Cash at end of period	$36,831

Reconciliation of Net Increase in Net Assets to Net Cash Provided By Operating Activities
Net decrease in net assets resulting from operations	$(1,180,739)

Decrease in investments	249,894
Net realized gain on investments	(244,404)
Net decrease in unrealized appreciation on investments	3,836,817
Increase in receivable for investments sold	231,750
Increase in interest receivable	76,785
Decrease in other assets	(517)
Increase in payable for investments purchased	(714,910)
Decrease in accrued expenses	131,375

Total adjustments	3,566,790

Net cash flows provided by operating activities	$2,386,051

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements (Unaudited)

The High Yield Plus Fund, Inc. (the “Fund”), was organized in Maryland on February 3, 1998, as a diversified closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter are valued at the last quoted sale price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by the principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market valuation or methodology, or provides a valuation or methodology that, in the judgment of the investment adviser does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair value of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessments of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business, the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Short-term securities, which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated sub-custodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Security transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distribution of net realized capital and currency gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which are determined in accordance with federal income tax regulations and which may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes:  It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Advisor”) and Prudential Investments LLC (the “Administrator”). The Investment Advisor makes investment decisions on behalf of the Fund; the Administrator provides occupancy

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Advisor to receive a fee, computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of 0.20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the period ended September 30, 2007, aggregated $17,720,139 and $20,095,693, respectively.

Note 4. Tax Information

The Fund had a capital loss carryforward as of March 31, 2007, of approximately $66,870,000 of which $5,011,000 expires in 2008, $8,395,000 expires in 2009, $24,698,000 expires in 2010, $26,140,000 expires in 2011, and $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund utilized approximately $1,491,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2007. It is uncertain whether the Fund will be able to realize the full benefit of the remaining carryforward prior to the expiration date.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$88,858,263	$1,464,752	$(3,918,478)	$(2,453,726)

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the period ended September 30, 2007 was $27,000,000 at a weighted average interest rate of 6.04%. The maximum face amount of borrowings outstanding at any month-end during the period ended September 30, 2007 was $27,000,000. The current borrowings of $27,000,000 (at a weighted average interest rate of 5.97%) will mature between October 29, 2007 and February 29, 2008.

The Fund pays commitment fees at an annual rate of .07 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the period ended September 30, 2007 and the year ended March 31, 2007, the Fund did not issue any shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On September 20, 2007 the Board of Directors of the Fund declared dividends of $0.025 per share payable on October 12, 2007, November 9, 2007 and December 14, 2007, to stockholders of record on September 28, 2007, October 31, 2007 and November 30, 2007, respectively.

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations and interpretation thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Supplemental Proxy Information (Unaudited)

The annual meeting of shareholders of the Fund was held on August 22, 2007 at the offices of Prudential Investments LLC, 100 Mulberry Street, Newark, New Jersey. The meeting was held for the following purpose:

(1)	To elect the following directors to serve as follows:
	Directors	Class	Term	Expiring
	David E. A. Carson	I	3 years	2010
	Richard A. Redeker	I	3 years	2010
	Judy A. Rice	I	3 years	2010

Directors whose term of office continued beyond this meeting are Robert E. La Blanc, Douglas H. McCorkindale, Robin B. Smith, Robert F. Gunia , Linda W. Bynoe, Stephen G. Stoneburn and Clay T. Whitehead.

The results of the proxy solicitation on the above matter were as follows:

	Directors	Votes for	Votes against	Votes withheld	Abstentions
(1)	David E. A. Carson	14,241,896	—	562,990	—
	Richard A. Redeker	14,248,432	—	556,544	—
	Judy A. Rice	14,240,234	—	564,742	—

Financial Highlights (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

	Six Months Ended September 30, 2007		Year Ended March 31,
			2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$3.97		$3.74	$3.85	$4.02	$3.48	$3.92

Income from investment operations
Net investment income	.15		.30	.33	.39	.44	.42
Net realized and unrealized gain (loss) on investments	(.23)		.24	(.08)	(.14)	.52	(.45)

Total from investment operations	(.08)		.54	.25	.25	.96	(.03)

Less dividends and distributions
Dividends from net investment income	(.15)		(.31)	(.36)	(.42)	(.42)	(.41)

Total dividends and distributions	(.15)		(.31)	(.36)	(.42)	(.42)	(.41)

Net asset value, end of period(a)	$3.74		$3.97	$3.74	$3.85	$4.02	$3.48

Market price per share, end of period(a)	$3.32		$3.62	$3.49	$4.10	$4.30	$3.63

TOTAL INVESTMENT RETURN(b):	(4.34)%		13.45%	(5.86)%	5.24%	31.45%	(6.41)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)	$60,205		$63,799	$60,174	$61,737	$63,885	$54,810
Average net assets (000 omitted)	$62,368		$60,884	$61,123	$63,774	$61,020	$53,407
Ratio to average net assets:
Total expenses (including loan interest)(c)	3.70	%(d)	3.91%	3.56%	2.67%	2.42%	2.72%
Net investment income	7.73	%(d)	7.90%	9.03%	9.80%	11.34%	11.82%
Portfolio turnover rate	20	%(e)	56%	41%	56%	53%	87%
Total debt outstanding at end of period (000 omitted)	$27,000		$27,000	$27,500	$28,500	$28,000	$21,000
Net asset coverage per $1,000 of debt outstanding	$3,230		$3,363	$3,188	$3,166	$3,282	$3,610

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(c)	The annualized expense ratio without loan interest would have been 1.04% for the six months ended September 30, 2007 and 1.20%, 1.43%, 1.54%, 1.52%, and 1.53% for the fiscal years ended March 31, 2007, 2006, 2005, 2004, and 2003, respectively.
(d)	Annualized.
(e)	Not Annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information is determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Other Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Availability Of Quarterly Portfolio Schedule. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

The High Yield Plus Fund, Inc.

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The High Yield Plus Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s investment advisory agreement with Wellington Management Company, LLP (“Wellington”). In considering the renewal of the agreement, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreement through July 31, 2008, after concluding that renewal of the agreement was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year time periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreement, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of Wellington, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreement. In connection with their deliberations, the Board considered information provided by Wellington throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and Wellington, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreement are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by Wellington. The Board considered the services provided by Wellington, including but not limited to the provision of investment advisory services the Fund, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of the Wellington portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by Wellington under the investment advisory agreement.

Performance of The Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Debt-Leveraged Closed-End High Current Yield Funds Performance Universe) was in the second quartile for the one-year period, although gross performance over three-, five-, and ten-year periods was in the third quartile. The Board further considered that the Fund’s net performance (which reflects any subsidies, waivers or expense caps) was in the third quartile over one- and ten-year periods, although net performance was in the fourth quartile over three- and five-year periods. The Board also noted that the Fund outperformed against its benchmark for the one- and three-year periods, and had performed in-line with the benchmark over the five-year period. The Board concluded that, in light of the Fund’s improved performance over the one-year period, it would be in the interest of the Fund and its shareholders to renew the agreement.

Fees and Expenses

The Board considered that the Fund’s contractual management fee, and actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first and second quartiles, respectively. The Board also noted that the Fund’s total expenses ranked in the fourth quartile of the Expense Group. The Board further noted that the Fund’s administrator, Prudential Investments LLC (“PI”) had explained that the fourth quartile ranking for total expenses reflected the Fund’s relatively high custody and other non-management expenses, as well as the fact that the Fund’s relatively small asset size resulted in higher overall expenses as a percentage of Fund assets. The Board concluded that the management fee is reasonable in light of the services provided.

Costs of Services and Profits Realized by Wellington

The Board was provided with certain financial information with respect to Wellington, including a pro forma income statement furnished by Wellington which identified the revenues generated for Wellington by the Fund. However, because Wellington does not maintain financial records which detail profitability on a fund level, the Board was unable to directly consider Wellington’s profitability. The Board recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of Wellington in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether Wellington realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to Wellington

The Board considered potential ancillary benefits that might be received by Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by Wellington included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by Wellington were consistent with the types of benefits generally derived by investment advisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the interest of the Fund and its shareholders.

Item 2	–	Code of Ethics – Not required, as this is not an annual filing.

Item 3	–	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	–	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	–	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 26, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Chief Financial Officer

Date November 26, 2007

*	Print the name and title of each signing officer under his or her signature.